                                TRIBUNE COMPANY

                            Underwriting Agreement


                                                            New York, New York
                                                                 April 7, 1999

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Merrill Lynch World Headquarters
World Financial Center - North Tower
New York, New York 10281-1209

Dear Sirs:

     Tribune Company, a Delaware corporation (the "Company"), proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as representative (the "Representative"), the number of its securities identified in Schedule I hereto (the "Initial Securities"), to be issued under an indenture, dated as of April 1, 1999 (the "Indenture"), between the Company and Bank of Montreal Trust Company, as trustee (the "Trustee"). As described in Section 2(b) hereof, the Company has granted the Underwriters the option to purchase all or any part of an additional amount of securities (the "Option Securities") identified in Schedule I hereto solely to cover over-allotments, if any. The Initial Securities and the Option Securities are collectively referred to herein as the "Securities."

     1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter that:

          (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement on such Form (the file number of which is set forth in Schedule I hereto), which has become effective, for the registration under the Act of the Securities. Such registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x) under the Act and complies in all other material respects with said Rule. The Company proposes to file with the Commission pursuant to Rule 424 under the Act a supplement to the form of prospectus included in such registration statement relating to the Securities and the plan of distribution thereof and has previously advised you of all further information (financial and other) with respect to the Company to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement is hereinafter called the "Registration Statement"; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the "Basic Prospectus"; and such supplemented form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424 (including the Basic Prospectus as so supplemented) is hereinafter called the "Final
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     Prospectus". Any preliminary form of the Final Prospectus, which has heretofore been filed pursuant to Rule 424 is hereinafter called the "Preliminary Final Prospectus." Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference.

          (b)(i) As of the date hereof, (ii) when the Final Prospectus is first filed or transmitted for filing pursuant to Rule 424 under the Act, (iii) when, prior to the Closing Date (as hereinafter defined in Section 3), any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), (iv) when any supplement to the Final Prospectus is filed with the Commission and (v) at the Closing Date: (x) the Registration Statement, as amended as of any such time, and the Final Prospectus, as amended or supplemented as of any such time, and the Indenture will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Exchange Act and the respective rules thereunder, (y) the Registration Statement, as amended as of any such time, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading and (z) the Final Prospectus, as amended or supplemented as of any such time, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (x) that part of the Registration Statement which shall constitute the Statements of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee or (y) any information contained in or omitted from the Registration Statement or the Final Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for use in connection with the preparation of the Registration Statement or the Final Prospectus.

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          (c) As of the date hereof and at the Closing Date:

               (i) each of the Company and Chicago Tribune Company, Orlando Sentinel Communications Company, Sun-Sentinel Company and Tribune Broadcasting Company (individually, a "Designated Subsidiary" and collectively, the "Designated Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Basic Prospectus (as of the date hereof) or the Final Prospectus (as of the Closing Date), and is duly qualified or licensed to do business as a foreign corporation and is in good standing under the laws of each jurisdiction where the character of the properties owned or leased or the nature of the activities conducted by such corporations, respectively, makes such qualifications or licensing necessary, and where the failure to be so qualified or licensed might materially adversely affect the financial condition, assets, operations or prospects of the Company and its subsidiaries considered as one enterprise;

               (ii) all the outstanding shares of capital stock of each Designated Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable, and, except as otherwise set forth in the Basic Prospectus (as of the date hereof) or the Final Prospectus (as of the Closing Date), all outstanding shares of capital stock of the Designated Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and any other security interests, claims, liens or encumbrances;

               (iii) the Indenture has been duly authorized, executed and delivered and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law)); the Indenture has been duly qualified under the Trust Indenture Act; and the Securities have been duly authorized and, when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the purchasers thereof, will constitute legal, valid and binding obligations of the Company, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws of general applicability relating to or affecting the enforcement of creditor's rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and will be entitled to the benefits of the Indenture;

               (iv) the financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Basic Prospectus (as of the

                                      -3-
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          date hereof) or the Final Prospectus (as of the Closing Date) present fairly the financial position of the Company and such consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified; except as stated therein, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis;

               (v) to the best knowledge of the Company, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Designated Subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Basic Prospectus (as of the date hereof) or the Final Prospectus (as of the Closing Date), and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Basic Prospectus (as of the date hereof) or the Final Prospectus (as of the Closing Date), or to be filed as an exhibit, which is not described or filed as required;

               (vi) this Agreement has been duly authorized, executed and delivered by the Company;

               (vii) no consent, approval, authorization or order of any court or governmental agency or body, domestic or foreign, is required for the consummation of the transactions contemplated herein except such as have been obtained under the Act and the Trust Indenture Act and such as may be obtained under the blue sky laws of any jurisdiction in connection with the sale of the Securities as contemplated by this Agreement and such other approvals as have been obtained; and

               (viii) none of the execution of the Indenture, the issuance and sale of the Securities, the consummation of any other of the transactions herein contemplated or the fulfillment of the terms hereof will conflict with, result in a breach of, or constitute a default under the charter or by-laws of the Company or the terms of any indenture or other agreement or instrument to which the Company or any of the Designated Subsidiaries is a party or bound, or any order, decree, rule or regulation known to the Company to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries.

          (d) The Company confirms as of the date hereof, and at the Closing Date, that the Company is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Basic, Preliminary Final or the Final Prospectus, if any, concerning the Company's business

                                      -4-
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     with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

     2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in
Schedule I hereto, the number of Initial Securities set forth opposite such Underwriter's name in Schedule II hereto.

          (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, to purchase from it any or all of the Option Securities at the same price as is to be paid by the Underwriters for the Initial Securities plus, in the case of the Option Securities, accrued interest, if any, from the Closing Date to the Option Closing Date (as defined below). The option hereby granted will expire thirty (30) days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representative to the Company setting forth the number of Option Securities as to which the Underwriters are then exercising the option and the time, date and place of payment and delivery for such Option Securities. Any such time and date (each an "Option Closing Date") shall be determined by the Representative but shall not be later than seven (7) full business days nor earlier than two (2) full business days after the exercise of said option, nor in any event prior to Closing Date unless otherwise agreed upon by the Representative and the Company.

     3. Delivery and Payment. (a) Delivery of and payment for the Initial Securities shall be made at the location, in the currency, on the date and at the time specified in Schedule I hereto (or such later date not later than five business days after such specified date as the Representative shall designate), which date and time may be postponed by agreement between the Representative and the Company as provided in Section 8 hereof (such date and time of delivery and payment for the Initial Securities being herein called the "Closing Date"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, delivery of such Option Securities and payment of the purchase price for such Option Securities shall be made at the above-mentioned location, on each Option Closing Date as specified in the notice from the Representative to the Company. Delivery of the Securities shall be made to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of the Company by wire transfer in immediately available (same day) funds. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representative shall otherwise instruct.

     4.  Agreements.  The Company agrees with the several Underwriters that:

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          (a)  Prior to the termination of the offering of the Securities, the
     Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus) to the Basic Prospectus unless the Company has furnished to the Representative for its review a copy thereof prior to filing. Subject to the foregoing sentence, the Company will cause the Final Prospectus to be filed (or transmitted for filing) with the Commission pursuant to Rule 424. The Company will promptly advise the Representative (i) when the Final Prospectus shall have been filed (or transmitted for filing) with the Commission pursuant to Rule 424, (ii) when any amendment to the Registration Statement relating to the Securities shall have become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or amendment of or supplement to the Final Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission, subject to the Company furnishing to the Representative for its review a copy thereof prior to filing, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.

          (c) As soon as practicable, the Company will make generally available to its security holders and to the Representative an earnings statement or statements (which need not be audited) of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (d) The Company will furnish to the Representative and to counsel for the Underwriters, without charge, one signed copy of the Registration Statement (including exhibits thereto) and to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and each amendment thereto which shall become effective on or prior to the Closing Date and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Final Prospectus and the Final Prospectus and any amendments thereof and supplements thereto as the Representative may reasonably request. The Company will pay the expenses of printing all documents relating to the offering.

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          (e)  The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representative may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities, will arrange for the determination of the legality of the Securities for purchase by institutional investors and will pay the fee of the National Association of Securities Dealers, Inc., if any, in connection with its review of the offering; provided, however, that the Company shall not be required to effect or maintain any such qualification in any jurisdiction that would result in it having to execute or file a general consent to service of process under the laws of such jurisdiction or to qualify to do business as a foreign corporation in such jurisdiction.

          (f) Through the 45th day after the date of this Agreement, the Company will not, without the consent of the Representative, directly or indirectly, offer, sell, offer to sell, grant an option for the sale of or otherwise dispose of any of (i) the Securities, any securities of the Company convertible into or exchangeable for the Securities or any securities of the Company exchangeable for, convertible into or for which the principal amount thereof or payment thereon is referenced to the price of or dividend rate on shares of common stock of America Online, Inc., a Delaware corporation ("AOL") or (ii) shares of common stock of AOL owned by the Company; provided, however, that the foregoing shall not prohibit the Company from taking any of the foregoing actions in connection with any exchanges or redemptions of the Securities or in connection with any tender offer or exchange offer for all or a portion of the outstanding shares of common stock of AOL.

     5. Conditions to the Obligations of the Underwriters. (a) The obligations of the Underwriters to purchase the Initial Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof, as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the Closing Date (including the filing of any document incorporated by reference therein) and as of the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

               (i) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened; and the Final Prospectus shall have been filed or transmitted for filing with the Commission pursuant to Rule 424 not later than 5:00 p.m., New York City time, on the business day following the date hereof.

               (ii) The Company shall have furnished to the Representative the opinion of Sidley & Austin, special counsel for the Company, dated the Closing Date, to the effect that:

                    (A) each of the Company and the Designated Subsidiaries has been duly incorporated and is validly existing as a corporation in

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               good standing under the laws of the jurisdiction in which it is incorporated, with full corporate power and authority to own its properties and conduct its business as described in the Final Prospectus;

                    (B) all the outstanding shares of capital stock of each Designated Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable, and, to the knowledge of such counsel, except as otherwise set forth in the Final Prospectus, all outstanding shares of capital stock of each Designated Subsidiary are owned by the Company, either directly or through wholly owned subsidiaries, and are free and clear of any perfected security interests, claims, liens or encumbrances;

                    (C) the Securities and the Indenture conform in all material respects to the description thereof contained in the Final Prospectus; the holders of outstanding shares of capital stock of the Company do not have preemptive rights to subscribe for the Securities under the Company's Certificate of Incorporation, By-laws or the General Corporation Law of the State of Delaware;

                    (D) the Indenture has been duly authorized, executed and delivered by the Company, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law); the Indenture has been duly qualified under the Trust Indenture Act; and the Securities have been duly authorized, executed and delivered by the Company (and assuming due authentication by the Trustee in accordance with the provisions of the Indenture) will constitute legal, valid and binding obligations of the Company, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), and will be entitled to the benefits of the Indenture;

                    (E) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Designated Subsidiaries of a character required to be disclosed in the Registration Statement which is not disclosed in the Final Prospectus as so required, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit to the Registration Statement, which is not described or filed as required; and the statements included or incorporated in the Final Prospectus with respect to any such action, suit, proceeding, franchise, contract or other document fairly summarize the matters required to be disclosed or described;

                    (F) the Registration Statement and any post-effective
               amendments thereto have become effective under the Act; to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement, as amended, has been issued, no proceedings for that purpose have been instituted or threatened; the Registration Statement, the Final Prospectus and each amendment thereof or supplement thereto as of their respective effective or issue dates (in each case, other than the financial statements, financial data and supporting schedules included or incorporated by reference therein and other than the Trustee's Statement of Eligibility on Form T-1 (the "Form T-1"), as to which such counsel need express no opinion) complied as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; and although such counsel has not independently verified, is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of statements contained in the Registration Statement or any amendment thereof or the Final Prospectus or any amendment or supplement thereof and such counsel has relied, to the extent that such counsel may properly do so in the discharge of such counsel's professional responsibilities as experienced securities law practitioners, upon the judgment and statements of officers and representatives of the Company with respect to facts necessary to the determination of materiality, nothing has come to such counsel's attention which causes such counsel to believe that the Registration Statement or any amendment thereof (other than the financial statements, financial data and supporting schedules included or incorporated by reference therein and other than the Form T-1, as to which such counsel need express no belief), at the time it became effective and at the date of this Agreement, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus, as amended or supplemented (other than the financial statements, financial data and supporting schedules included or incorporated by reference therein and other than the Form T-1, as to which such counsel need express no belief), at the Closing Date, includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                    (G) this Agreement has been duly authorized, executed and delivered by the Company;

                    (H) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Act and the Trust Indenture Act and such as may be required under the securities or blue sky laws of any jurisdiction in connection with the sale or offer for sale of the Securities by the Underwriters as contemplated by this Agreement and such other approvals (specified in such opinion) as have been obtained;

                    (I) none of the execution of the Indenture, the issuance and sale of the Securities, the consummation of any other of the transactions herein contemplated or the fulfillment of the terms hereof will result in a breach of, or constitute a default under, the charter or by-laws of the Company or the terms of any indenture or other material agreement or instrument known to such counsel and to which the Company or any of its Designated Subsidiaries is a party or bound, or any order, decree, rule or regulation known to such counsel to be applicable to the Company or any of its Designated Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its Designated Subsidiaries; and

                    (J) such counsel confirms the statements contained in the Prospectus under the caption "Certain United States Federal Income Tax Considerations" as to the principal anticipated Federal income tax consequences of the ownership of the Securities for the purposes and to the extent set forth therein.

          Such counsel may limit its opinion to matters involving the application of the laws of the States of Illinois and New York, the General Corporation Law of the State of Delaware and the federal laws of the United States and, in rendering such opinion, may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

          (iii) The Representative shall have received from Mayer, Brown & Platt, counsel for the Underwriters, such opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, the Registration Statement, the Final Prospectus and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (iv) The Company shall have furnished to the Representative a certificate of the Company, signed by the Chairman of the Board, the President or any Vice President and by the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, the Indenture and this Agreement and that:

               (A) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

               (B) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

               (C) since the date of the most recent financial statements included in the Final Prospectus, there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus.

          (v) At the Closing Date, PricewaterhouseCoopers LLP shall have furnished to the Representative a letter or letters, dated as of the Closing Date, in form and substance satisfactory to the Representative and PricewaterhouseCoopers LLP, confirming that they are independent accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder, and stating in effect that:

               (A) in their opinion, the consolidated financial statements (including financial schedules) of the Company and its subsidiaries examined by and reported on by them and included or incorporated by reference in the Registration Statement and the Final Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations thereunder with respect to registration statements on Form S-3;

               (B) on the basis of procedures of review in accordance with standards established by the American Institute of Certified Public Accountants (but not an audit in accordance with generally accepted auditing standards) consisting of:

                    (I) reading the minutes of meetings of stockholders and the
               Board of Directors of the Company as set forth in the minute books through a specified date not more than five business days prior to the date of delivery of such letter;

                    (II) reading the latest available unaudited interim
               consolidated financial data of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement or the Final Prospectus and the latest unaudited interim financial data made available by the Company and its subsidiaries; and

                    (III) making inquiries of certain officials of the Company who have responsibilities for financial and accounting matters regarding the specific items for which representations are requested below;

          nothing has come to their attention as a result of the foregoing procedures that caused them to believe that:

                    (1) the unaudited interim consolidated financial data of the
               Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Final Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations thereunder;

                    (2) any material modifications should be made to said
               unaudited consolidated financial data of the Company and its consolidated subsidiaries for it to be in conformity with generally accepted accounting principles;

                    (3)(a) with respect to the period subsequent to the date of the most recent financial statements (other than any capsule information), audited or unaudited, included or incorporated by reference in the Registration Statement and the Final Prospectus, at the date of the latest available interim financial data and at a specified date not more than five business days prior to the date of delivery of such letter, except as otherwise disclosed in the Final Prospectus or incorporated by reference and except when such data is not prepared by or available from the Company, there was any change in the common stock or long-term debt of the Company and its consolidated subsidiaries or any decreases in consolidated total assets, net current assets (working capital) or stockholders' investment as compared with amounts shown in the latest consolidated balance sheet included or incorporated by reference in the Registration Statement or the Final Prospectus or (b) for the period from the date of the most recent financial statements included or incorporated by reference in the Registration Statement or the Final Prospectus to a specified date not more than five business days prior to delivery of such letter, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated operating revenues, operating profit, income before income taxes or in the total or per-share amounts of net income, except in all instances for changes or decreases which the Registration Statement and the Final Prospectus disclose have occurred or may occur, or as set forth in such letter accompanied by an explanation thereof;

                    (4) with regard to the Company and its consolidated
               subsidiaries, the amounts included in any unaudited "capsule" information included or incorporated by reference in the Registration Statement or the Final Prospectus do not agree with the corresponding amounts in the audited or unaudited consolidated financial statements from which such amounts were derived or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus;

               (D) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries and subject to the Company's system of internal accounting controls relating to the preparation of the financial statements) set forth or incorporated by reference in the Registration Statement and the Final Prospectus, as amended or supplemented, including Exhibit 12 to the Registration Statement and the information included or incorporated in Items 1, 6 and 7 of the Company's Annual Report on Form 10-K and in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated by reference in any of the Company's Quarterly Reports on Form 10-Q, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

               (E) if unaudited pro forma financial statements are included or incorporated by reference in the Registration Statement and the Final Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of the Company and the acquired company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements were not properly compiled on the pro forma bases set forth in the notes thereto.

     References to the Registration Statement and the Final Prospectus in the paragraph (v) are to such documents as amended and supplemented at the date of the letter.

          (vi) Subsequent to the date as of which information is given in the Registration Statement and the Final Prospectus, there shall not have been
     (A) any change or decrease specified in the letter referred to in paragraph
     (a)(v) of this Section 5, except as disclosed in the Final Prospectus or incorporated by reference therein, or (B) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries or AOL, and its subsidiaries, the effect of which, in any case referred to in clause (Ai) or (B) above, is, in the judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Registration Statement and the Final Prospectus.

          (vii) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act.

          (viii) Prior to the Closing Date, the Company shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

     (b) In the event the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company hereunder shall be true and correct in all material respects as of each Option Closing Date, and, on the relevant Option Closing Date, the Underwriters shall have received:

          (i) A certificate, dated such Option Closing Date, of officers of the Company confirming that the certificate of the officers of the Company delivered on the Closing Date pursuant to Section 5(a)(iv) hereof remains true and correct as of such Option Closing Date;

          (ii) The favorable opinion of Sidley & Austin, in form and substance reasonably satisfactory to your counsel, dated such Option Closing Date, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(a)(ii) hereof;

          (iii) The favorable opinion of your counsel, Mayer, Brown & Platt, dated such Option Closing Date, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(a)(iii) hereof; and

          (iv) A letter from PricewaterhouseCoopers LLP, in form and substance satisfactory to you and dated such Option Closing Date, substantially the same in scope and substance as the letter furnished to you pursuant to
     Section 5(a)(v) hereof, except that the specified date in the letter furnished pursuant to this Section 5(b)(iv) shall be a date not more than five days prior to such Option Closing Date.

     If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representative and counsel to the Underwriters, this Agreement and all obligations of the Underwriters hereunder, or in the case of any condition to the purchase of Option Securities on an Option Closing Date which is after the Closing Date, the obligation of the Underwriters to purchase the relevant Option Securities, may be canceled at, or any time prior to, the Closing Date or the relevant Option Closing Date by the Representative. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

     6   Reimbursement of Underwriters' Expenses.  If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, including a default under Section 8, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including the reasonable fees and disbursements of Mayer, Brown & Platt) that shall have been reasonably incurred by them in connection with the proposed purchase and sale of the Securities.

     7   Indemnification and Contribution.  (a)  The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of the Act or the Exchange Act against any and all losses, claims, damages, liabilities or expenses, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, and for the aggregate amount paid in settlement of any litigation or any investigation or proceeding by any governmental agency or body, insofar as such losses, claims, damages, liabilities, expenses or amounts (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative specifically for use in connection with the preparation thereof, or arises out of or is based upon the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee, and (ii) such indemnity with respect to the Basic Prospectus or any Preliminary Final Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Final Prospectus (or the Final Prospectus as amended or supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in the Basic Prospectus or any Preliminary Final Prospectus was corrected in the Final Prospectus (or the Final Prospectus as amended or supplemented). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by on or behalf of such Underwriter through the Representative specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (other than local counsel used principally to facilitate local litigation), approved by the Representative in the case of paragraph (a) of this
Section 7, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment (after all rights to appeal have been exhausted) for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel required to be paid by this Section 7(c), the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 90 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such aforesaid request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could be a party unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (d) If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.
The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Securities (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Final Prospectus bear to the aggregate initial public offering price of such Securities as set forth on such cover. The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section
7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Securities set forth opposite their respective names in Schedule II hereto and not joint.

     8   Default by an Underwriter.  If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the number of Securities set forth opposite their names in Schedule II hereto bears to the aggregate number of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate number of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate number of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 8, the Closing Date or the Option Closing Date, as the case may be, shall be postponed for such period, not exceeding seven days, as the Representative shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

     9   Termination.  This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's or AOL's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or
(iii) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it in the case of (i), (ii) or
(iii), in the judgment of the Representative, impracticable to market the Securities as contemplated in the Final Prospectus.

     10   Representations and Indemnities to Survive.  The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of
Section 6 and 7 hereof shall survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

     11   Notices.  All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representative, will be mailed, delivered or telegraphed and confirmed to them, at the address specified in
Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Tribune Company, 435 North Michigan Avenue, Chicago, Illinois 60611, attention of David J. Granat, Vice President and Treasurer (with a copy to the General Counsel of Tribune Company).

     12   Successors.  This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

     13   Applicable Law.  This Agreement will be governed by and construed in accordance with the laws of the State of New York.

     14   Counterparts.  This Agreement and any amendments hereto may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one agreement.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                              Very truly yours,

                              TRIBUNE COMPANY


                              By:  /s/ Crane H. Kenney
                                 ----------------------------------------------
                              Its:  Vice President/General Counsel and
                                    Secretary


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.


MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED


By:  /s/ Michael O'Grady
     --------------------------------
     Title: Director

For themselves and the other several Underwriters named in Schedule II to the foregoing Agreement.

                                   Schedule I


Underwriting Agreement dated April 7, 1999

Registration Statement No. 333-74961

Representative:                            Merrill Lynch, Pierce, Fenner & Smith
                                                       Incorporated
Title, Purchase Price and
 Description of Securities


Title:                           PHONES
Number of Initial Securities:    7,000,000

Overallotment Option:            1,000,000

Issue Price:                     $157.00

Maturity Date:                   May 15, 2029

Ratings (Moody's/S&P):           A3/A-

Underlying Security:             The common stock, par value $.01 per share,
                                 of America Online, Inc., a Delaware
                                 corporation

Cash Payment Period:             Quarterly

Quarterly Cash Payment:          An amount equal to $0.785 per PHONES (or
                                 2.00% per year of the original principal
                                 amount), plus the amount, if any, of quarterly
                                 cash dividends paid on the reference shares
                                 (as defined in the Final Prospectus)
                                 attributable to each PHONES

Call Option:                     The sum of (a) the higher of the contingent
                                 principal amount (as defined in the Final
                                 Prospectus) of the PHONES or the sum of the
                                 current market value of the reference shares
                                 plus any deferred quarterly payments of
                                 interest, plus, in either case, the final
                                 period distribution (as defined in the Final

                                 Prospectus), and (b) $9.42 if such redemption takes place before May 15, 2000, $6.28 if such redemption takes place after May 15, 2000, but before May 15, 2001, $3.14 if such redemption takes place after May 15, 2001, but before May
                                 15, 2002 or zero if such redemption takes place on or after May 15, 2002

Form                             Book entry through DTC

Settlement Form                  Cash only

Closing Date, Time               April 13, 1999 at 9:30 a.m Central Time at the
and Location:                    offices of Sidley & Austin, One First National
                                 Plaza, Chicago, Illinois 60603

                                 SCHEDULE II


                                                       Number of             Number of
                                                   Initial Securities    Option Securities
                  Underwriters                      to be Purchased       to be Purchased
                 --------------                  --------------------  --------------------

Merrill Lynch, Pierce, Fenner & Smith
            Incorporated........................             3,850,000

Allen & Company Incorporated....................               700,000

Morgan Stanley & Co. Incorporated...............               700,000

Salomon Smith Barney Inc........................               700,000

Chase Securities Inc............................               350,000

J.P. Morgan Securities Inc......................               350,000

NationsBanc Montgomery Securities LLC...........               350,000
                                                             ---------  --------------------
     Total......................................             7,000,000             1,000,000